Other assets	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Other assets
Other assets:

As at	Dec 31 2018	Dec 31 2017
Restricted cash	$18,545	$27,863
Restricted cash and cash equivalents for vessels under construction (a)	66,452	—
Chile VAT receivable	22,595	25,456
Investment in Carbon Recycling International	4,620	4,502
Defined benefit pension plans (note 20)	5,150	6,650
Other	18,044	13,555
Total other assets	$135,406	$78,026
Less current portion	(60,931)	—
	$74,475	$78,026

a) Restricted cash and cash equivalents for vessels under construction
As at December 31, 2018, the Company holds $66.5 million (2017 - nil) in short-term, highly liquid investments held under restricted terms, of which $60.9 million (2017 - nil) has been recorded as current as it is expected to be spent within one year. Use of the funds is restricted for the construction of certain vessels and funding of a debt service account.